UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

ABERDEEN STANDARD PALLADIUM ETF TRUST

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34589	26-4733157
(Commission File Number)	(IRS Employer Identification No.)

c/o Aberdeen Standard Investments ETFs Sponsor LLC 712 Fifth Avenue, 49th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(844) 383-7289
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Effective April 1, 2019, the number of Aberdeen Standard Physical Palladium Shares ETF (the “Shares”) in a block that constitutes a basket for the purpose of creations and redemptions in the Aberdeen Standard Palladium ETF Trust (a “Basket”) will be reduced from 50,000 Shares to 25,000 Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERDEEN STANDARD PALLADIUM ETF TRUST

By: Aberdeen Standard Investments ETFs Sponsor LLC, Sponsor of the Aberdeen Standard Palladium ETF Trust

Date: April 1, 2019	By:	/s/ Andrea Melia
Andrea Melia
Chief Financial Officer and Treasurer*

*

The Registrant is a trust and Ms. Melia is signing in her capacities as officer of Aberdeen Standard Investments ETFs Sponsor LLC, the Sponsor of the Registrant.